UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23355

CPG FOCUSED ACCESS FUND, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Focused Access Fund, LLC

Financial Statements

For the Year Ended April 30, 2020

With Report of Independent Registered Public Accounting Firm

CPG Focused Access Fund, LLC

Table of Contents
For the Year Ended April 30, 2020

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5-6
Statement of Cash Flows	7
Financial Highlights	8-11
Notes to Financial Statements	12-19
Other Information (Unaudited)	20
Fund Management (Unaudited)	21-22

CPG Focused Access Fund, LLC

Report of Independent Registered Public Accounting Firm
April 30, 2020

The Board of Directors and Unit holders of CPG Focused Access Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Focused Access Fund, LLC (the “Fund”), including the schedule of investments, as of April 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year ended April 30, 2020 and the period from November 1, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year ended April 30, 2020 and the period from November 1, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the underlying investees. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
June 26, 2020

CPG Focused Access Fund, LLC

Schedule of Investments
April 30, 2020

Investment Funds — 97.16%	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date[1]	Liquidity Frequency
Coatue Qualified Partners, L.P.[2,3]	11/1/2018	$38,820,000	$39,623,650	15.45%	6/30/2020	Quarterly
Hedge Premier/Millennium International Ltd.[2,4,5]	1/1/2019	15,591,737	16,608,131	6.48	9/30/2020	Quarterly
Hedge Premier/Millennium USA LP2,3,5	11/1/2018	10,825,618	11,475,880	4.48	9/30/2020	Quarterly
Renaissance Institutional Equities Fund LLC[2,3]	11/1/2018	45,502,150	42,428,193	16.55	6/30/2020	Monthly
SEG Partners II, LP2,3	3/1/2020	10,000,000	9,176,003	3.58	3/31/2021	Quarterly
SoMa Partners LP2,3,5	11/1/2018	19,425,537	21,636,135	8.44	6/30/2020	Quarterly
Starboard Value and Opportunity Fund LP2,3	11/1/2018	30,527,075	32,526,660	12.69	9/30/2020	Quarterly
Third Point Partners Qualified L.P.[2,3,6]	11/1/2018	41,053,225	38,595,597	15.05	6/30/2020	Quarterly
WMQS Global Equity Active Extension Onshore Fund LP2,3	11/1/2018	37,352,150	37,024,710	14.44	5/31/2020	Monthly
Total Investment Funds		$249,097,492	$249,094,959	97.16%

Total Investments — 97.16%			$249,094,959
Other assets in excess of liabilities — 2.84%			7,269,105	2.84
Net Assets — 100%			$256,364,064	100.00%

[1]

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Central Park Advisers, LLC cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

[2]	Non-income producing security.

[3]	Investment fund is domiciled in the United States.

[4]	Investment fund is domiciled in the Cayman Islands.

[5]	Subject to a 25% quarterly investor level gate.

[6]	Subject to a 20% quarterly fund level gate.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Assets and Liabilities
April 30, 2020

Assets
Investments at fair value (cost $249,097,492)	$249,094,959
Cash	9,298,098
Investments paid in advance	5,000,000
Receivable from Adviser	537,027
Prepaid Directors’ and officer fees	45,538
Prepaid expenses and other assets	4,598
Due from broker	532
Total Assets	263,980,752

Liabilities
Subscriptions received in advance	6,327,433
Payable to Adviser	777,870
Professional fees payable	245,859
Distribution and Servicing fee payable	225,241
Accounting and administration fees payable	20,078
Transfer agent fees payable	16,782
Accounts payable and other accrued expenses	3,425
Total Liabilities	7,616,688
Net Assets	$256,364,064

Composition of Net Assets:
Paid-in capital	$263,019,041
Total distributable earnings/(loss)	(6,654,977)
Net Assets	$256,364,064

Net Assets Attributable to:
Class A Units	$110,748,946
Class F1 Units	84,412,139
Class F2 Units	25,471,616
Class I Units	35,731,363
$256,364,064

Units of Limited Liability Company Interests Outstanding (Unlimited Number of Units Authorized):
Class A Units	7,784,469
Class F1 Units	8,397,354
Class F2 Units	2,507,451
Class I Units	1,871,921
20,561,195

Net Asset Value per Unit:
Class A Units*	$14.23
Class F1 Units*	$10.05
Class F2 Units	$10.16
Class I Units	$19.09

*	Class A and Class F1 investors may be charged a sales load up to a maximum of 3.0% on the amount they invest.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Operations
For the Year Ended April 30, 2020

Investment Income
Interest income	$2,263
Total Investment Income	2,263

Fund Expenses
Management fees	935,279
Distribution and Servicing fee (Class A)	343,723
Distribution and Servicing fee (Class F1)	584,465
Professional fees	279,050
Organizational expenses	215,868
Accounting and administration fees	178,214
Recapture of previously waived and/or reimbursed expenses (Note 4)	157,180
Transfer agent fees	156,831
Directors’ and officer fees	98,176
Other fees	93,185
Custody fees	7,998
Total Fund Expenses	3,049,969
Fund expenses reimbursed by the Adviser (See Note 4)	(249,143)
Net Fund Expenses	2,800,826

Net Investment Loss	(2,798,563)

Net Realized Gain and Change in Unrealized Depreciation on Investments
Net realized gain on investments	54,533
Net change in unrealized depreciation on investments	(4,597,539)
Net Realized Gain and Change in Unrealized Depreciation on Investments	(4,543,006)

Net Decrease in Net Assets Resulting from Operations	$(7,341,569)

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statements of Changes in Net Assets

	Year Ended April 30, 2020	Period from November 1, 2018* to April 30, 2019
Changes in Net Assets Resulting from Operations
Net investment loss	$(2,798,563)	$(413,375)
Net realized gain (loss) on investments	54,533	(1,320)
Net change in unrealized appreciation (depreciation) on investments	(4,597,539)	4,595,006
Net Change in Net Assets Resulting from Operations	(7,341,569)	4,180,311

Distributions to investors
Class A Units	(1,056,052)	—
Class F1 Units	(1,926,009)	—
Class F2 Units	(602,258)	—
Class I Units	(356,026)	—
Net Change in Net Assets from Distributions to Investors	(3,940,345)	—

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital subscriptions	114,520,516	—
Reinvested distributions	942,472	—
Capital redemptions	(155,491)	—
Net Change in Class A Net Assets	115,307,497	—

Class F1 Units
Capital subscriptions	26,616,450	57,644,750
Reinvested distributions	1,608,420	—
Capital redemptions	(367,552)	—
Net Change in Class F1 Net Assets	27,857,318	57,644,750

Class F2 Units
Capital subscriptions	10,722,500	15,092,321
Reinvested distributions	550,367	—
Capital redemptions	(616,905)	—
Net Change in Class F2 Net Assets	10,655,962	15,092,321

Class I Units
Capital subscriptions	36,687,735	—
Reinvested distributions	220,084	—
Net Change in Class I Net Assets	36,907,819	—
Net Change in Net Assets Resulting from Capital Transactions	190,728,596	72,737,071

Total Net Increase in Net Assets	179,446,682	76,917,382

Net Assets
Beginning of period	76,917,382	—
End of period	$256,364,064	$76,917,382

CPG Focused Access Fund, LLC

Statements of Changes in Net Assets (Continued)

	Year Ended April 30, 2020	Period from November 1, 2018* to April 30, 2019
Unit Activity
Class A Units
Capital contributions	7,731,795	—
Reinvested distributions	62,938	—
Capital withdrawals	(10,264)	—
Net Change in Class A Units Outstanding	7,784,469	—

Class F1 Units
Capital contributions	2,548,740	5,735,471
Reinvested distributions	152,049	—
Capital withdrawals	(38,906)	—
Net Change in Class F1 Units Outstanding	2,661,883	5,735,471

Class F2 Units
Capital contributions	1,025,077	1,495,397
Reinvested distributions	51,634	—
Capital withdrawals	(64,657)	—
Net Change in Class F2 Units Outstanding	1,012,054	1,495,397

Class I Units
Capital contributions	1,860,932	—
Reinvested distributions	10,989	—
Net Change in Class I Units Outstanding	1,871,921	—

Total Change in Units Outstanding	13,330,327	7,230,868

*	Commencement of operations.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Statement of Cash Flows
For the Year Ended April 30, 2020

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(7,341,569)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(54,533)
Net change in unrealized depreciation	4,597,539
Subscriptions into Investment Funds	(178,085,000)
Capital distributions received from Investment Funds	988,736
Increase/(Decrease) in Assets:
Investments paid in advance	6,350,000
Receivable from Adviser	(91,963)
Prepaid Directors’ and Officers fees	(45,538)
Prepaid expenses and other assets	252,601
Increase/(Decrease) in Liabilities:
Payable to Adviser	165,329
Professional fees payable	96,754
Distribution and Servicing fee payable	158,965
Accounting and administration fees payable	(9,105)
Transfer agent fees payable	(6,434)
Accounts payable and other accrued expenses	(5,400)
Net Cash Used in Operating Activities	(173,029,618)

Cash Flows from Financing Activities
Proceeds from subscriptions	182,852,384
Distributions paid to investors	(619,002)
Payments for shares repurchased	(1,139,948)
Net Cash Provided by Financing Activities	181,093,434

Net change in Cash	8,063,816
Cash at beginning of period*	1,234,814
Cash at end of period*	$9,298,630

Supplemental disclosure of non-cash activities
Reinvestment of distributions	$3,321,343

*

The following table provides a reconciliation of cash and due from broker reported in the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended April 30, 2020	Period Ended April 30, 2019
Cash	9,298,098	1,234,814
Due from broker	532	—
Total cash and due from broker shown in the Statement of Cash Flows	$9,298,630	$1,234,814

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class A Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Period.

	Period from July 1, 2019* to April 30, 2020
Per Unit Operating Performance:
Net Asset Value, beginning of period	$15.00
Activity from investment operations:(1)
Net investment loss	(0.11)
Net realized and unrealized loss on investments	(0.32)
Total from investment operations	(0.43)

Distributions to investors
From net realized gains	(0.34)
Total distributions to investors	(0.34)

Net Asset Value, end of period	$14.23

Net Assets, end of period (in thousands)	$110,749

Ratios/Supplemental Data:
Net investment loss (2)	(1.83	)%(3)

Gross Expenses (2),(4)	1.93	%(3)
Expense Reimbursement	(0.10	)%(3)
Net Expenses (5)	1.83	%(3)(8)

Portfolio Turnover Rate	0.00	%(6)
Total Return (7)	(3.01	)%(6)

*	Commencement of offering of Class A units.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.55% for the period ended April 30, 2020.

(6)	Not annualized.

(7)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(8)

After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 1.74% for the period ended April 30, 2020.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class F1 Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2020		Period from November 1, 2018* to April 30, 2019
Per Unit Operating Performance:
Net Asset Value, beginning of period	$10.63		$10.00
Activity from investment operations:(1)
Net investment loss	(0.16)		(0.06)
Net realized and unrealized gain/(loss) on investments	(0.18)		0.69
Total from investment operations	(0.34)		0.63

Distributions to investors
From net realized gains	(0.24)		—
Total distributions to investors	(0.24)		—

Net Asset Value, end of period	$10.05		$10.63

Net Assets, end of period (in thousands)	$84,412		$60,966

Ratios/Supplemental Data:
Net investment loss (2)	(1.80)%		(1.80	)%(3)

Gross Expenses (2),(4)	1.97%		3.60	%(3)
Expense Reimbursement	(0.17)%		(1.80	)%(3)
Net Expenses (5)	1.80	%(8)	1.80	%(3)

Portfolio Turnover Rate	0.00%		0.00	%(6)
Total Return (7)	(3.29)%		6.30	%(6)

*	Commencement of operations.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.55% and 0.55% for the year ended April 30, 2020 and the period ended April 30, 2019, respectively.

(6)	Not annualized.

(7)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(8)

After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 1.71% for the year ended April 30, 2020.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class F2 Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Periods.

	Year Ending April 30, 2020		Period from November 1, 2018* to April 30, 2019
Per Unit Operating Performance:
Net Asset Value, beginning of period	$10.67		$10.00
Activity from investment operations:(1)
Net investment loss	(0.10)		(0.03)
Net realized and unrealized gain/(loss) on investments	(0.17)		0.70
Total from investment operations	(0.27)		0.67

Distributions to investors
From net realized gains	(0.24)		—
Total distributions to investors	(0.24)		—

Net Asset Value, end of period	$10.16		$10.67

Net Assets, end of period (in thousands)	$25,472		$15,951

Ratios/Supplemental Data:
Net investment loss (2)	(1.10)%		(1.10	)%(3)

Gross Expenses (2),(4)	1.27%		2.90	%(3)
Expense Reimbursement	(0.17)%		(1.80	)%(3)
Net Expenses (5)	1.10	%(8)	1.10	%(3)

Portfolio Turnover Rate	0.00%		0.00	%(6)
Total Return (7)	(2.61)%		6.67	%(6)

*	Commencement of operations.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.55% and 0.55% for the year ended April 30, 2020 and the period ended April 30, 2019, respectively.

(6)	Not annualized.

(7)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(8)

After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been 1.01% for the year ended April 30, 2020.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Financial Highlights - Class I Units

Per Unit Data and Ratios for a Unit of Limited Liability Company Interest Outstanding Throughout the Period.

	Period from July 1, 2019* to April 30, 2020
Per Unit Operating Performance:
Net Asset Value, beginning of period	$20.00
Activity from investment operations:(1)
Net investment loss	(0.09)
Net realized and unrealized loss on investments	(0.37)
Total from investment operations	(0.46)

Distributions to investors
From net realized gains	(0.45)
Total distributions to investors	(0.45)

Net Asset Value, end of period	$19.09

Net Assets, end of period (in thousands)	$35,731

Ratios/Supplemental Data:
Net investment loss (2)	(1.08	)%(3)

Gross Expenses (2),(4)	1.18	%(3)
Expense Reimbursement	(0.10	)%(3)
Net Expenses (5)	1.08	%(3)(8)

Portfolio Turnover Rate	0.00	%(6)
Total Return (7)	(2.40	)%(6)

*	Commencement of offering of Class I units.

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(3)	Net investment loss and net expense have been annualized, except for Organizational Costs which are one time expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers.

(5)	Included are other expenses of 0.55% as of for the period ended April 30, 2020.

(6)	Not annualized.

(7)

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(8)

After repayment of expenses previously waived by Management. Had the Fund not made such repayment, the annualized ratios of net expenses to average daily net assets would have been 0.99% for the period ended April 30, 2020.

See accompanying notes to financial statements.

CPG Focused Access Fund, LLC

Notes to Financial Statements
April 30, 2020

1. ORGANIZATION

CPG Focused Access Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on June 4, 2018. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on November 1, 2018. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek attractive, long-term, risk-adjusted returns. The Fund seeks to achieve its investment objective principally by allocating the Fund’s assets among a concentrated, select group of third-party alternative asset managers and the unregistered investment vehicles they operate (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform. Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund.

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

The Fund currently offers four classes of units of limited liability company interest (“Units”), Class F1 Units, Class F2 Units, Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Distribution and Servicing Fee (as defined below). Class F1 Units and Class F2 Units were available for purchase as of November 1, 2018, and Class A Units and Class I Units were available for purchase as of July 1, 2019. Each class of Units may be purchased as of the first business day of each calendar month based upon its respective then-current net asset value (“NAV”) per Unit, except that Class F1 and Class F2 are closed to new investors as the investor subscriptions have surpassed $100 million, and will be offered only to existing Class F1 and Class F2 Investors, as applicable. Class A and Class F1 investors may be charged a Placement Fee up to a maximum of 3.0% on the amount they invest in the Fund. No placement fee will be charged on purchases of Class I Units and Class F2 Units.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASBTM”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as to not be subject to U.S. Federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund has adopted a tax year end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ending April 30, 2020, but after Tax Year ending September 30, 2020, will be reflected in the financial statement footnotes for the fiscal year ending April 30, 2021. The 2019 Tax Year remains subject to examination by the U.S. taxing authorities. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended April 30, 2020, the Fund did not incur any interest or penalties.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The 2019 Tax Year remains subject to examination by the U.S. taxing authorities. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended April 30, 2020, the Fund did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions will be evaluated once paid after the Tax Year ended September 30, 2020.

The cost of investments and the gross unrealized appreciation and depreciation on investments as of April 30, 2020 are noted below.

Federal tax cost of investments	$248,757,192
Net unrealized appreciation	337,767

The tax character of distributions paid during the Tax Year ended September 30, 2019:

2019
Long-term capital gains	$—

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

As of September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Unrealized appreciation	337,767	(a)
Accumulated capital and other losses	1,111,652	(b)
Other differences	—
Total accumulated earnings	$1,449,419

(a)	The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax treatment of partnerships.

(b)At September 30, 2019, the Fund had a loss deferral of $1,111,652 which is deemed to arise on October 1, 2019. That amount consisted of $1,110,027 of late year ordinary loss deferral and $1,625 of post October capital loss deferral.

Permanent book and tax differences resulted in reclassification for the tax year ended September 30, 2019 as follows:

Paid in capital	$(446,626)
Total distributable earnings/loss	446,626

These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Due from broker: Due from broker includes cash balances held with the broker and receivables from certain Investment Funds annual distributions. There are no restrictions on the Due from broker held by the Fund. At April 30, 2020, due from broker totaled $532.

Investment Transactions: Purchases and sales of interests in Investment Funds are recorded on a trade-date basis. Interest income and expenses are recorded on an accrual basis. The Fund pays all costs, expenses and liabilities in connection with its operations and the investment of its assets.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Dividends and Distributions to Investors: Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its investors on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Multiple Classes of Units: All investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Distribution and Servicing Fees, are allocated directly to that class. The expense reimbursement is prorated by the number of months since the respective class commenced operations. As Class A and Class I were not in operation for the full fiscal year the expense ratios will differ by class.

New Accounting Pronouncement: In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”), which modifies certain fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. However, management elected to early adopt ASU 2018-13, effective with the reporting period ended April 30, 2019 as permitted by ASU 2018-13. The impact of the Fund’s adoption was limited to changes to the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and financial statement disclosures regarding timing of liquidating distributions from Investment Funds.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

3. PORTFOLIO VALUATION (continued)

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $249,094,959, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of April 30, 2020, as investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

4. RELATED PARTY TRANSACTIONS AND OTHER

As of April 30, 2020, the Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a monthly advisory fee (the “Management Fee”) at the annual rate of 0.55% of the Fund’s net asset value. “Net asset value” means the total value of all assets of the Fund as of the end of the month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period. During the year ended April 30, 2020, the Adviser earned $935,279 of Management Fee which is included in the Statement of Operations, of which $117,659 was payable by the Fund as of April 30, 2020 and is included in Payable to Adviser in the Statement of Assets and Liabilities. The Adviser will pay additional expenses on behalf of the Fund, of which $655,089 was payable by the Fund as of April 30, 2020 and is included in the Payable to Adviser in the Statement of Assets and Liabilities.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

4. RELATED PARTY TRANSACTIONS AND OTHER (continued)

The Adviser entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the November 1, 2018 and ending on the one year anniversary thereof to limit the amount of “Specified Expenses” (as defined below) borne by the Fund to an amount not to exceed 0.55% per annum of the Fund’s net assets (the “Expense Cap”). Specified Expenses were all expenses incurred by the Fund, except for: (i) the Management Fee; (ii) fees, expenses or allocations of, and any similar charge or cost associated with, the Investment Funds, (iii) brokerage costs, (iv) interest payments, (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; (vii) extraordinary expenses (as determined in the sole discretion of the Adviser); and (viii) any authorized distribution or servicing fee paid with respect to certain classes of Units, including any fees under the Fund’s Rule 12b-1 plan. To the extent that Specified Expenses for a month exceeded the Expense Cap, the Adviser reimbursed the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or bore by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap. In addition, to the extent the Fund’s organizational expenses and expenses relating to the offering and sale of Units exceeded $1 million, the excess amount over $1 million would be borne by the Adviser. At April 30, 2020, the amount of these potentially recoverable expenses was $537,027, and is included in the Receivable from Adviser in the Statement of Assets and Liabilities.

The Adviser may recapture all or a portion of this amount prior to April 30, of the fiscal years stated below:

2022	$287,883
2023	249,144
Total:	$537,027

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data, technology and software providers; research expenses; costs of insurance; registration expenses; certain offering costs associated with the Fund’s continuing offering of Units (any offering costs that are primarily intended to result in the sale of Units may only be paid through the Fund’s Rule 12b-1 plan); expenses of meetings of investors; directors’ and officer fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, (the “Independent Directors”) of the fund, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. The total amount expensed by the Fund related to Independent Directors for the year ended April 30, 2020 was $84,000 which is included in Directors’ and Officer fees in the Statement of Operations, of which $45,538 was included in Prepaid Directors’ and officer fees in the Statement of Assets and Liabilities as of April 30, 2020.

During the year ended April 30, 2020, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $14,176 which is included in Directors’ and Officer fees in the Statement of Operations, of which $5,122 was payable as of April 30, 2020 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

5. ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended April 30, 2020, the total administration fees were $178,214 which is included as Accounting and administration fees in the Statement of Operations, of which $20,078 was payable and is included as Accounting and administration fees payable in the Statement of Assets and Liabilities as of April 30, 2020.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to pay sub-placement agents for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to investor holding Class A Units and Class F1 Units. The Fund pays the Placement Agent a monthly fee out of the net assets of Class A Units and Class F1 Units (the “Distribution and Servicing Fee”) at the annual rate of 0.75% and 0.70% of the net asset value of Class A Units and Class F1 Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units or Class F1 Units). The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Units or Class F1 Units are subject to the Distribution and Servicing Fee as long as they hold their Class A Units or Class F1 Units, respectively. Payment of the Distribution and Servicing Fee is governed by the Fund’s 12b-1 plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units and Class F1 Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units and Class F2 Units are not subject to a Distribution and Servicing Fee. For the year ended April 30, 2020, the total Distribution and Servicing Fee was $343,723 and $584,465, respectively, for Class A and Class FI units, of which $225,241 was payable as of April 30, 2020 and is included in Distribution and Servicing fee payable on the Statement of Assets and Liabilities.

6. INVESTMENTS

For the year ended April 30, 2020, total purchases of investments amounted to $178,085,000. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Fund as of April 30, 2020.

7. REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that, generally, it will recommend to the Board that the Fund offer to repurchase Units from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to 5% to 25% of the net assets of the Fund. Each repurchase offer will generally commence approximately 95 days prior to the applicable repurchase date.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an investor at any time prior to the day immediately preceding the first anniversary of the investor’s purchase of such Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors.

CPG Focused Access Fund, LLC

Notes to Financial Statements (Continued)
April 30, 2020

8. INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Adviser expects the risk of loss to be remote.

9. IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the values of the Fund’s investments and the Fund’s performance during the period April 30, 2020 through June 26, 2020, the date that these financial statements were issued.

10. SUBSEQUENT EVENTS

Subsequent events after April 30, 2020 have been evaluated through the date the financial statements were issued. Subscriptions into the Fund for May 1, 2020 and June 1, 2020 equaled $3,830,000, $50,000, $65,000 and $2,382,433 for Class A Units, Class F1 Units, Class F2 Units and Class I Units, and $6,374,865, $162,900, $0 and $1,165,000 for Class A Units, Class F1 Units, Class F2 Units and Class I Units, respectively.

CPG Focused Access Fund, LLC

Other Information (Unaudited)
April 30, 2020

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT which has replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending July 31 and January 31. The Fund’s previous Form N-Q (prior to the reporting period ended March 31, 2019) and N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

CPG Focused Access Fund, LLC

Fund Management (Unaudited)
April 30, 2020

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (75) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	6	None
Kristen M. Leopold (52) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	6	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (69) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	6	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Co-Founder, Blue Leaf Ventures (consulting) (2018-Present); Managing Director, New York Venture Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	6	None

CPG Focused Access Fund, LLC

Fund Management (Unaudited) (Continued)
April 30, 2020

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	6	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (53) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (54) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term -Indefinite Length -Since Inception	Chief Compliance Officer of Central Park Group, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A
Gregory Brousseau (64) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since Inception	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (60) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term -Indefinite Length -Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

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ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he /she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,000 for 2019 and $87,800 for 2020.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $17,000 for 2019 and $85,000 for 2020.

All Other Fees

(d) The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $17,000 for 2019 and $0 for 2020.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau, Mitchell A. Tanzman and Alex Lee serve as the Fund's Portfolio Managers. As Portfolio Managers, Messrs. Brousseau, Tanzman and Lee are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Alex Lee. Mr. Lee, a partner of Central Park Group, has served as Director of Research of Central Park Group since 2010. He has over 15 years of experience in alternative investments. Prior to joining Central Park Group, Mr. Lee was a Vice President at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the Director of Research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Prior to Bookbinder Capital, Mr. Lee was an investment banking associate at Bear Stearns, where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts that are higher than the fee it received from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive not to favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual discretionary bonus paid by the Adviser's parent company and not by the Fund. Because the Messrs. Brousseau and Tanzman are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers may receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of April 30, 2020.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
4	$1,075,760 thousand	1	$42 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
4	$1,075,760 thousand	1	$42 million	0	n/a

Alex Lee

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	n/a	0	n/a	0	n/a

[1]	None of the accounts charges any performance-based advisory fees.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2020:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory Brousseau	$0-$100,000
Mitchell A. Tanzman	$100,001-$500,000
Alex Lee	$0-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG FOCUSED ACCESS FUND, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	July 6, 2020

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	July 6, 2020

*	Print the name and title of each signing officer under his or her signature.